UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03639
Morgan Stanley Mid-Cap Growth Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Sara Furber
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: September 30, 2010
Date of reporting period: September 30, 2010
Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Mid Cap Growth Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended September 30, 2010

Total Return for the 12 Months ended September 30, 2010

Lipper
				Russell	Mid-Cap
				Midcap®	Growth
				Growth	Funds
Class A	Class B	Class C	Class I	Index[1]	Index[2]
24.40%	23.43%	23.47%	24.63%	18.27%	16.52%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The 12 months ended September 30, 2010 was characterized by renewed concerns about the global economy’s recovery. Continued weakness in jobs and real estate data in the U.S. and a potential sovereign debt crisis in several peripheral European countries ignited fears of a double-dip recession in the developed world. Investors fled risky assets for gold and Treasury securities, causing higher levels of volatility and more muted returns in the U.S. equity market than had been seen in 2009. However, in the final months of the period, investor sentiment shifted again. Stocks rallied strongly in September on expectations of additional quantitative easing by the Federal Reserve.

As we enter the final quarter of 2010, we remain optimistic. We have seen a lot of volatility in the marketplace this year, and the market’s future prospects remain unclear from both a top-down and bottom-up perspective. We maintain our focus on identifying high-quality companies with sustainable competitive advantages that are not linked to a specific macro economic forecast. With our long-term view and an eye toward capitalizing on compelling opportunities within the marketplace, we continue to seek to upgrade the Fund’s portfolio.

Performance Analysis

All share classes of Morgan Stanley Mid Cap Growth Fund outperformed the Russell Midcap® Growth Index (the “Index”) and the Lipper Mid-Cap Growth Funds Index for the 12 months ended September 30, 2010, assuming no deduction of applicable sales charges.

The Fund’s relative performance was driven by positive results from stock selection and an overweight in the consumer discretionary sector, where exposure to the casinos and gambling industry led performance. Stock selection in technology also contributed, although an underweight in the sector modestly detracted from relative gains. The computer services software and systems industry was the chief performance driver. Both stock selection and an underweight in utilities were advantageous to relative performance. Within the sector, the telecommunications industry was the most additive.

However, both stock selection and an overweight in financial services were detrimental to relative performance, with underperformance primarily in the diversified financial services industry. Stock selection in energy was another area of weakness, despite the benefit of an overweight there. Within the sector, natural gas producers were the main detractors. Finally, stock selection in health care was disadvantageous to relative performance, while an underweight in the sector did slightly help. Relative returns were dampened by the medical equipment industry.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 09/30/10
Priceline.com, Inc.	3.0%
Ctrip.com International Ltd., (ADR) (Cayman Islands)	3.0
Las Vegas Sands Corp.	2.9
Salesforce.com, Inc.	2.9
Li & Fung Ltd. (Bermuda)	2.8
Teradata Corp.	2.5
Wynn Resorts Ltd.	2.5
NetFlix, Inc.	2.5
Illumina, Inc.	2.5
Edenred (France)	2.3

TOP FIVE INDUSTRIES as of 09/30/10
Software	9.4%
Hotels, Restaurants & Leisure	8.8
Professional Services	5.9
Internet & Catalog Retail	5.5
Commercial Services & Supplies	4.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stocks (including depositary receipts) and other equity securities of medium capitalization companies. The Fund’s other equity securities may include convertible securities and preferred stocks. The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisers Inc., seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Fund may also use derivative instruments as discussed in the Fund’s prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This Page Intentionally Left Blank)

Performance Summary

Performance of $10,000 Investment — Class B

Over 10 Years

Average Annual Total Returns — Period Ended September 30, 2010

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 04/29/83)		(since 07/28/97)		(since 07/28/97)
Symbol	DGRAX		DGRBX		DGRCX		DGRDX
1 Year	24.40%[3]		23.43%[3]		23.47%[3]		24.63%[3]
	17.87	[4]	18.43	[4]	22.47	[4]	—

5 Years	7.09	[3]	6.28	[3]	6.29	[3]	7.34	[3]
	5.94	[4]	5.97	[4]	6.29	[4]	—

10 Years	2.35	[3]	1.72	[3]	1.58	[3]	2.58	[3]
	1.80	[4]	1.72	[4]	1.58	[4]	—

Since Inception	7.31	[3]	8.09	[3]	6.50	[3]	7.55	[3]
	6.87	[4]	8.09	[4]	6.50	[4]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I has no sales charge.

(1)	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Mid-Cap Growth Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

‡	Ending value assuming a complete redemption on September 30, 2010.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/10 – 09/30/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			04/01/10 –
	04/01/10	09/30/10	09/30/10
Class A
Actual (11.63% return)	$1,000.00	$1,116.30	$5.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.16
Class B
Actual (11.19% return)	$1,000.00	$1,111.90	$9.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.19	$8.95
Class C
Actual (11.22% return)	$1,000.00	$1,112.20	$9.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.19	$8.95
Class I
Actual (11.78% return)	$1,000.00	$1,117.80	$4.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.21	$3.90

@	Expenses are equal to the Fund’s annualized expense ratios of 1.02%, 1.77%, 1.77% and 0.77% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.03%, 1.78%, 1.78% and 0.78% for Class A, Class B, Class C and Class I shares, respectively.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund’s management fee, total expense ratio and performance were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the

Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Mid Cap Growth Fund
Portfolio of Investments - September 30, 2010

NUMBER OF
SHARES		VALUE
	Common Stocks (91.1%)
	Air Freight & Logistics (3.3%)
71,556	C.H. Robinson Worldwide, Inc.	$5,003,196
148,449	Expeditors International of Washington, Inc.	6,862,797

		11,865,993

	Beverages (0.9%)
107,624	Coca-Cola Enterprises, Inc.	3,336,344

	Biotechnology (0.7%)
113,599	Ironwood Pharmaceuticals, Inc. (a)	1,156,438
138,620	Ironwood Pharmaceuticals, Inc. (a)(b)	1,411,151

		2,567,589

	Capital Markets (2.8%)
132,710	Calamos Asset Management, Inc. (Class A)	1,526,165
65,285	Greenhill & Co., Inc.	5,178,406
65,432	T. Rowe Price Group, Inc.	3,275,853

		9,980,424

	Chemicals (3.2%)
119,245	Intrepid Potash, Inc. (a)	3,108,717
175,709	Nalco Holding Co.	4,429,624
125,105	Rockwood Holdings, Inc. (a)	3,937,054

		11,475,395

	Commercial Banks (0.9%)
74,118	CIT Group, Inc. (a)	3,025,497

	Commercial Services & Supplies (4.9%)
277,465	Covanta Holding Corp. (a)	4,370,074
412,340	Edenred (France) (a)	8,167,653
70,068	Stericycle, Inc. (a)	4,868,324

		17,406,051

	Computers & Peripherals (2.6%)
234,570	Teradata Corp. (a)	9,045,019

	Construction Materials (1.5%)
54,037	Martin Marietta Materials, Inc.	4,159,228
33,821	Texas Industries, Inc.	1,066,038

		5,225,266

	Distributors (2.8%)
1,787,180	Li & Fung Ltd. (Bermuda) (c)	10,054,378

	Diversified Consumer Services (2.2%)
48,955	New Oriental Education & Technology Group (ADR) (Cayman Islands) (a)	4,777,029
16,323	Strayer Education, Inc.	2,848,363

		7,625,392

	Diversified Financial Services (4.8%)
34,374	IntercontinentalExchange, Inc. (a)	3,599,645
205,661	Leucadia National Corp. (a)	4,857,713
55,810	Moody’s Corp.	1,394,134
219,420	MSCI, Inc. (Class A) (a)	7,286,938

		17,138,430

	Food Products (2.2%)
138,862	Mead Johnson Nutrition Co.	7,902,636

	Health Care Equipment & Supplies (3.5%)
105,307	Gen-Probe, Inc. (a)	5,103,177
69,186	IDEXX Laboratories, Inc. (a)	4,270,160
11,073	Intuitive Surgical, Inc. (a)	3,141,853

		12,515,190

	Hotels, Restaurants & Leisure (8.8%)
9,510	Chipotle Mexican Grill, Inc. (Class A) (a)	1,635,720
221,513	Ctrip.com International Ltd. (ADR) (Cayman Islands) (a)	10,577,246
294,528	Las Vegas Sands Corp. (a)	10,264,301
103,310	Wynn Resorts Ltd.	8,964,208

		31,441,475

	Household Durables (1.8%)
199,067	Gafisa SA (ADR) (Brazil)	3,083,548
5,069	NVR, Inc. (a)	3,282,329

		6,365,877

	Information Technology Services (2.6%)
155,428	Gartner, Inc. (a)	4,575,801
289,757	Redecard SA (Brazil)	4,524,456

		9,100,257

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund
Portfolio of Investments - September 30, 2010 continued

NUMBER OF
SHARES		VALUE
	Internet & Catalog Retail (5.5%)
54,317	NetFlix, Inc. (a)	$8,808,045
31,160	Priceline.com, Inc. (a)	10,854,274

		19,662,319

	Internet Software & Services (2.6%)
100,986	Akamai Technologies, Inc. (a)	5,067,478
1,914,900	Alibaba.com Ltd. (Cayman Islands) (a)(c)	3,988,321

		9,055,799

	Life Sciences Tools & Services (3.7%)
178,793	Illumina, Inc. (a)	8,796,616
71,895	Techne Corp.	4,438,078

		13,234,694

	Machinery (1.9%)
62,570	Schindler Holding AG (Switzerland)	6,711,319

	Media (4.5%)
90,163	Discovery Communications, Inc. Ser C (a)	3,443,325
265,491	Groupe Aeroplan, Inc. (Canada)	3,261,548
93,795	Morningstar, Inc. (a)	4,179,505
105,887	Naspers Ltd. (Class N) (South Africa)	5,177,187

		16,061,565

	Metals & Mining (0.5%)
1,390,846	Lynas Corp. Ltd. (Australia) (a)	1,834,996

	Multiline Retail (0.8%)
19,477	Dollar Tree, Inc. (a)	949,699
26,425	Sears Holdings Corp. (a)	1,906,299

		2,855,998

	Oil, Gas & Consumable Fuels (3.8%)
70,563	Petrohawk Energy Corp. (a)	1,138,887
124,548	Range Resources Corp.	4,749,015
181,175	Ultra Petroleum Corp. (Canada) (a)	7,605,727

		13,493,629

	Personal Products (0.0%)
1,600	Natura Cosmeticos SA (Brazil)	43,225

	Professional Services (5.9%)
76,494	Corporate Executive Board Co. (The)	2,414,151
60,229	IHS, Inc. (Class A) (a)	4,095,572
261,010	Intertek Group PLC (United Kingdom)	7,503,351
248,755	Verisk Analytics, Inc. (Class A) (a)	6,967,627

		20,980,701

	Semiconductors & Semiconductor Equipment (0.9%)
173,509	ARM Holdings PLC (ADR) (United Kingdom)	3,255,029

	Software (9.4%)
123,335	Autodesk, Inc. (a)	3,943,020
34,165	Citrix Systems, Inc. (a)	2,331,420
6,910	Factset Research Systems, Inc.	560,608
143,595	Red Hat, Inc. (a)	5,887,395
67,307	Rovi Corp. (a)	3,392,946
91,354	Salesforce.com, Inc. (a)	10,213,377
164,715	Solera Holdings, Inc.	7,273,814

		33,602,580

	Trading Companies & Distributors (1.3%)
86,539	Fastenal Co.	4,603,009

	Wireless Telecommunication Services (0.8%)
30,843	Millicom International Cellular SA (Luxembourg)	2,959,386

	Total Common Stocks (Cost $266,432,841)	324,425,462

	Convertible Preferred Stock (0.4%)
	Alternative Energy
515,519	Better Place, Inc. (Cost $1,546,557) (d)(e)	1,546,557

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund
Portfolio of Investments - September 30, 2010 continued

NUMBER OF
SHARES (000)		VALUE
	Short-Term Investment (10.5%)
	Investment Company
37,320	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 6) (Cost $37,320,156)	$37,320,156

Total Investments (Cost $305,299,554) (f)	102.0%	363,292,175
Liabilities in Excess of Other Assets	(2.0)	(6,976,116)

Net Assets	100.0%	$356,316,059

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	Super voting rights at a ratio of 10:1.
(c)	Security trades on a Hong Kong exchange.
(d)	At September 30, 2010, the Fund held $1,546,557 of fair valued securities, representing 0.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.
(e)	Illiquid security. Resale is restricted to qualified institutional investors.
(f)	The aggregate cost for federal income tax purposes is $307,888,354. The aggregate gross unrealized appreciation is $77,728,392 and the aggregate gross unrealized depreciation is $22,324,571 resulting in net unrealized appreciation of $55,403,821.

Foreign Currency Exchange Contracts Open at September 30, 2010:

			IN			UNREALIZED
	CONTRACTS		EXCHANGE		DELIVERY	APPRECIATION
COUNTERPARTY	TO DELIVER		FOR		DATE	(DEPRECIATION)
Mellon Securities		$585,694	EUR	429,678	10/04/2010	$65
State Street Bank & Trust Co.		$507	BRL	856	10/04/2010	(1)
State Street Bank & Trust Co.		$43,692	BRL	73,856	10/04/2010	(41)
State Street Bank & Trust Co.	BRL	31,889		$18,865	10/04/2010	18
State Street Bank & Trust Co.	HKD	3,057,336		$394,098	10/04/2010	53
State Street Bank & Trust Co.		$343,115	EUR	251,829	10/05/2010	192
UBS Warburg AG	HKD	3,528,420		$454,652	10/05/2010	(108)

			Net Unrealized Appreciation			$178

Currency Abbreviations:

BRL	Brazilian Real.
EUR	Euro.
HKD	Hong Kong Dollar.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund
Summary of Investments - September 30, 2010

			PERCENT OF
			TOTAL
INDUSTRY	VALUE		INVESTMENTS
Investment Company	$37,320,156		10.3%
Software	33,602,580		9.3
Hotels, Restaurants & Leisure	31,441,475		8.7
Professional Services	20,980,701		5.8
Internet & Catalog Retail	19,662,319		5.4
Commercial Services & Supplies	17,406,051		4.8
Diversified Financial Services	17,138,430		4.7
Media	16,061,565		4.4
Oil, Gas & Consumable Fuels	13,493,629		3.7
Life Sciences Tools & Services	13,234,694		3.6
Health Care Equipment & Supplies	12,515,190		3.4
Air Freight & Logistics	11,865,993		3.3
Chemicals	11,475,395		3.2
Distributors	10,054,378		2.8
Capital Markets	9,980,424		2.7
Information Technology Services	9,100,257		2.5
Internet Software & Services	9,055,799		2.5
Computers & Peripherals	9,045,019		2.5
Food Products	7,902,636		2.2
Diversified Consumer Services	7,625,392		2.1
Machinery	6,711,319		1.8
Household Durables	6,365,877		1.8
Construction Materials	5,225,266		1.4
Trading Companies & Distributors	4,603,009		1.3
Beverages	3,336,344		0.9
Semiconductors & Semiconductor Equipment	3,255,029		0.9
Commercial Banks	3,025,497		0.8
Wireless Telecommunication Services	2,959,386		0.8
Multiline Retail	2,855,998		0.8
Biotechnology	2,567,589		0.7
Metals & Mining	1,834,996		0.5
Alternative Energy	1,546,557		0.4
Personal Products	43,225		0.0

	$363,292,175	ˆ	100.0%

ˆ	Does not include open foreign currency exchange contracts with net unrealized appreciation of $178.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund
Financial Statements

Statement of Assets and Liabilities
September 30, 2010

Assets:
Investments in securities, at value (cost $267,979,398)	$325,972,019
Investment in affiliate, at value (cost $37,320,156)	37,320,156
Unrealized appreciation on open foreign currency exchange contracts	328
Cash (including foreign currency valued at $63,116 with a cost of $62,788)	63,116
Receivable for:
Investments sold	2,249,661
Shares of beneficial interest sold	1,020,698
Dividends	84,806
Dividends from affiliate	3,700
Prepaid expenses and other assets	30,517

Total Assets	366,745,001

Liabilities:
Unrealized depreciation on open foreign currency exchange contracts	150
Payable for:
Investments purchased	9,708,497
Shares of beneficial interest redeemed	234,688
Investment advisory fee	109,575
Transfer agent fee	102,147
Distribution fee	87,613
Administration fee	21,609
Accrued expenses and other payables	164,663

Total Liabilities	10,428,942

Net Assets	$356,316,059

Composition of Net Assets:
Paid-in-capital	$331,909,720
Net unrealized appreciation	57,992,814
Accumulated net investment loss	(395,518)
Accumulated net realized loss	(33,190,957)

Net Assets	$356,316,059

Class A Shares:
Net Assets	$319,321,299
Shares Outstanding (unlimited shares authorized, $.01 par value)	10,598,437
Net Asset Value Per Share	$30.13

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$31.80

Class B Shares:
Net Assets	$16,315,456
Shares Outstanding (unlimited shares authorized, $.01 par value)	619,323
Net Asset Value Per Share	$26.34

Class C Shares:
Net Assets	$18,090,352
Shares Outstanding (unlimited shares authorized, $.01 par value)	683,756
Net Asset Value Per Share	$26.46

Class I Shares:
Net Assets	$2,588,952
Shares Outstanding (unlimited shares authorized, $.01 par value)	82,667
Net Asset Value Per Share	$31.32

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund
Financial Statements continued

Statement of Operations
For the year ended September 30, 2010

Net Investment Loss:
Income
Dividends (net of $94,333 foreign withholding tax)	$2,947,100
Dividends from affiliate	15,462

Total Income	2,962,562

Expenses
Investment advisory fee	1,172,993
Distribution fee (Class A shares)	607,003
Distribution fee (Class B shares)	184,838
Distribution fee (Class C shares)	159,082
Transfer agent fees and expenses	491,860
Administration fee	223,427
Professional fees	101,014
Shareholder reports and notices	90,192
Registration fees	44,821
Custodian fees	40,684
Trustees’ fees and expenses	20,618
Other	31,199

Total Expenses	3,167,731
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(10,438)

Net Expenses	3,157,293

Net Investment Loss	(194,731)

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	9,820,939
Foreign currency exchange contracts	103,737
Foreign currency translation	(158,710)

Net Realized Gain	9,765,966

Change in Unrealized Appreciation/Depreciation on:
Investments	53,864,902
Foreign currency exchange contracts	192
Foreign currency translation	15

Net Change in Unrealized Appreciation/Depreciation	53,865,109

Net Gain	63,631,075

Net Increase	$63,436,344

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	SEPTEMBER 30, 2010	SEPTEMBER 30, 2009

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(194,731)	$(926,207)
Net realized gain (loss)	9,765,966	(42,370,814)
Net change in unrealized appreciation/depreciation	53,865,109	57,005,755

Net Increase	63,436,344	13,708,734

Distributions to Shareholders from Net Realized Gain:
Class A shares	—	(12,463,058)
Class B shares	—	(1,821,289)
Class C shares	—	(977,975)
Class I shares	—	(99,812)

Total Distributions	—	(15,362,134)

Net increase (decrease) from transactions in shares of beneficial interest	25,872,709	(24,433,604)

Net Increase (Decrease)	89,309,053	(26,087,004)
Net Assets:
Beginning of period	267,007,006	293,094,010

End of Period
(Including accumulated net investment losses of $395,518 and $248,839, respectively)	$356,316,059	$267,007,006

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund
Notes to Financial Statements - September 30, 2010

1. Organization and Accounting Policies
Morgan Stanley Mid Cap Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 28, 1982 and commenced operations on April 29, 1983. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be

Morgan Stanley Mid Cap Growth Fund
Notes to Financial Statements - September 30, 2010 continued

valued by an outside pricing service approved by the Fund’s Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Exchange Contracts and Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are

Morgan Stanley Mid Cap Growth Fund
Notes to Financial Statements - September 30, 2010 continued

no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended September 30, 2010 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Mid Cap Growth Fund
Notes to Financial Statements - September 30, 2010 continued

The following is the summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at fair value:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2010 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Assets:
Common Stocks
Air Freight & Logistics	$11,865,993	$11,865,993	—	—
Beverages	3,336,344	3,336,344	—	—
Biotechnology	2,567,589	2,567,589	—	—
Capital Markets	9,980,424	9,980,424	—	—
Chemicals	11,475,395	11,475,395	—	—
Commercial Banks	3,025,497	3,025,497	—	—
Commercial Services & Supplies	17,406,051	17,406,051	—	—
Computers & Peripherals	9,045,019	9,045,019	—	—
Construction Materials	5,225,266	5,225,266	—	—
Distributors	10,054,378	10,054,378	—	—
Diversified Consumer Services	7,625,392	7,625,392	—	—
Diversified Financial Services	17,138,430	17,138,430	—	—
Food Products	7,902,636	7,902,636	—	—
Health Care Equipment & Supplies	12,515,190	12,515,190	—	—
Hotels, Restaurants & Leisure	31,441,475	31,441,475	—	—
Household Durables	6,365,877	6,365,877	—	—
Information Technology Services	9,100,257	9,100,257	—	—
Internet & Catalog Retail	19,662,319	19,662,319	—	—
Internet Software & Services	9,055,799	9,055,799	—	—
Life Sciences Tools & Services	13,234,694	13,234,694	—	—
Machinery	6,711,319	6,711,319	—	—
Media	16,061,565	16,061,565	—	—
Metals & Mining	1,834,996	1,834,996	—	—
Multiline Retail	2,855,998	2,855,998	—	—
Oil, Gas & Consumable Fuels	13,493,629	13,493,629	—	—
Personal Products	43,225	43,225	—	—
Professional Services	20,980,701	20,980,701	—	—
Semiconductors & Semiconductor Equipment	3,255,029	3,255,029	—	—
Software	33,602,580	33,602,580	—	—
Trading Companies & Distributors	4,603,009	4,603,009	—	—
Wireless Telecommunication Services	2,959,386	2,959,386	—	—

Total Common Stocks	324,425,462	324,425,462	—	—

Convertible Preferred Stock	1,546,557	—	—	$1,546,557
Short-Term Investment - Investment Company	37,320,156	37,320,156	—	—
Foreign Currency Exchange Contracts	328	—	$328	—

Total	$363,292,503	$361,745,618	$328	$1,546,557

Liabilities:
Foreign Currency Exchange Contracts	$(150)	—	$(150)	—

Morgan Stanley Mid Cap Growth Fund
Notes to Financial Statements - September 30, 2010 continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS
IN SECURITIES

Beginning Balance	$1,663,440
Net purchases (sales)	1,546,557
Amortization of discount	—
Transfers in	—
Transfers out	(1,411,151)
Change in unrealized appreciation/depreciation	(252,289)
Realized gains (losses)	—

Ending Balance	$1,546,557

Net change in unrealized appreciation/depreciation from investments still held as of 09/30/2010	$—

3. Derivative Financial Instruments
Derivative Financial Instruments (“derivative instruments”) are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Morgan Stanley Mid Cap Growth Fund
Notes to Financial Statements - September 30, 2010 continued

Foreign Currency Exchange Contracts — The Fund uses foreign currency exchange contracts to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure associated with foreign currency denominated securities. A foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates.

Foreign currency exchange contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the foreign currency exchange contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

During the year ended September 30, 2010, the value of foreign currency exchange contracts opened and closed were $29,611,753 and $18,928,806, respectively.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2010.

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
	STATEMENT OF ASSETS		STATEMENT OF ASSETS
PRIMARY RISK EXPOSURE	AND LIABILITIES LOCATION	FAIR VALUE	AND LIABILITIES LOCATION	FAIR VALUE

Foreign Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	$328	Unrealized depreciation on open foreign currency exchange contracts	$(150)

The following tables set forth by primary risk exposure the Fund’s realized gains and change in unrealized gains (losses) by type of derivative contract for the year ended September 30, 2010.

AMOUNT OF REALIZED GAIN ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FOREIGN CURRENCY EXCHANGE

Foreign Currency Risk	$103,737

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FOREIGN CURRENCY EXCHANGE

Foreign Currency Risk	$192

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund

Morgan Stanley Mid Cap Growth Fund
Notes to Financial Statements - September 30, 2010 continued

determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $500 million; and 0.395% to the portion of the daily net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A shares; (ii) Class B – up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C – up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $30,903,876 at September 30, 2010.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended September 30, 2010, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 2010, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $1,478, $16,243 and $728, respectively and received $84,089 in front-end sales charges from

Morgan Stanley Mid Cap Growth Fund
Notes to Financial Statements - September 30, 2010 continued

sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.
6. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended September 30, 2010, advisory fees paid were reduced by $10,438 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $15,462 for the year ended September 30, 2010. During the year ended September 30, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $126,347,225 and $94,492,733, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2010 aggregated $127,661,578 and $125,680,812, respectively. Included in the aforementioned transactions are purchases and sales of $7,574,302 and $7,064,043, respectively, with other Morgan Stanley funds, resulting in net realized losses of $1,006,784.

For the year ended September 30, 2010, the Fund incurred brokerage commissions of $1,175 and $2,432 with Morgan Stanley & Co., Inc. and Citigroup, Inc., respectively, both affiliates of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2010, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $12,896. At September 30, 2010, the Fund had an accrued pension liability of $64,972, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

Morgan Stanley Mid Cap Growth Fund
Notes to Financial Statements - September 30, 2010 continued

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR		FOR THE YEAR
	ENDED		ENDED
	SEPTEMBER 30, 2010		SEPTEMBER 30, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	2,810,940	$78,334,996	1,017,833	$18,648,186
Conversion from Class B	46,614	1,234,515	84,747	1,437,107
Reinvestment of distributions	—	—	824,472	12,276,385
Redeemed	(1,685,973)	(44,330,032)	(2,266,092)	(39,924,915)

Net increase (decrease) – Class A	1,171,581	35,239,479	(339,040)	(7,563,237)

CLASS B SHARES
Sold	38,252	883,012	60,919	1,024,857
Conversion to Class A	(53,118)	(1,234,515)	(95,259)	(1,437,107)
Reinvestment of distributions	—	—	131,670	1,738,047
Redeemed	(375,353)	(8,647,301)	(666,116)	(10,338,144)

Net decrease – Class B	(390,219)	(8,998,804)	(568,786)	(9,012,347)

CLASS C SHARES
Sold	100,864	2,374,794	49,400	826,338
Reinvestment of distributions	—	—	70,938	940,640
Redeemed	(132,859)	(3,058,243)	(202,610)	(3,152,946)

Net decrease – Class C	(31,995)	(683,449)	(82,272)	(1,385,968)

CLASS I SHARES
Sold	21,025	580,998	13,310	253,610
Reinvestment of distributions	—	—	6,412	98,871
Redeemed	(9,769)	(265,515)	(362,391)	(6,824,533)

Net increase (decrease) – Class I	11,256	315,483	(342,669)	(6,472,052)

Net increase (decrease) in Fund	760,623	$25,872,709	(1,332,767)	$(24,433,604)

Morgan Stanley Mid Cap Growth Fund
Notes to Financial Statements - September 30, 2010 continued

8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	SEPTEMBER 30, 2010	SEPTEMBER 30, 2009
Long-term capital gains	—	$15,362,134

As of September 30, 2010, the tax-basis components of accumulated earnings were as follows:

Net accumulated earnings	—
Capital loss carryforward	$(30,875,236)
Post-October losses	(54,660)
Temporary differences	(67,522)
Net unrealized appreciation	55,403,757

Total accumulated earnings	$24,406,339

As of September 30, 2010, the Fund had a net capital loss carryforward of $30,875,236, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$4,329,131	September 30, 2017
26,546,105	September 30, 2018

As of September 30, 2010, the Fund had temporary book/tax differences primarily attributable to post-October losses (foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), capital loss deferrals on wash sales and tax adjustments on convertible preferred stock.

Morgan Stanley Mid Cap Growth Fund
Notes to Financial Statements - September 30, 2010 continued

Permanent differences, primarily due to foreign currency losses, a net operating loss and an expired capital loss carryforward, resulted in the following reclassifications among the Fund’s components of net assets at September 30, 2010:

ACCUMULATED	ACCUMULATED
NET INVESTMENT	NET REALIZED
LOSS	LOSS	PAID-IN-CAPITAL
$48,052	$22,064,528	$(22,112,580)

9. New Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this new guidance on the Fund’s financial statements and disclosures, if any, are currently being assessed by the Fund’s management.

Morgan Stanley Mid Cap Growth Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2010		2009		2008		2007		2006
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$24.22		$23.78		$35.96		$27.00		$25.18

Income (loss) from investment operations:
Net investment income (loss)(1)	0.01		(0.06)		(0.05)		0.05		(0.03)
Net realized and unrealized gain (loss)	5.90		1.83		(9.46)		8.91		1.85

Total income (loss) from investment operations	5.91		1.77		(9.51)		8.96		1.82

Less distributions from net realized gain	—		(1.33)		(2.67)		—		—

Net asset value, end of period	$30.13		$24.22		$23.78		$35.96		$27.00

Total Return(2)	24.40%		10.94%		(28.53)%		33.19%		7.23%
Ratios to Average Net Assets(3):
Total expenses	1.04	%(4)	1.17	%(4)	0.99	%(4)	1.01	%(4)	1.04%
Net investment income (loss)	0.02	%(4)	(0.34	)%(4)	(0.17	)%(4)	0.15	%(4)	(0.12)%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$319,321		$228,332		$232,192		$295,694		$256,512
Portfolio turnover rate	46%		27%		59%		72%		59%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income (loss) and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund
Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2010		2009		2008		2007		2006
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$21.34		$21.33		$32.76		$24.78		$23.29

Income (loss) from investment operations:
Net investment loss(1)	(0.17)		(0.17)		(0.25)		(0.17)		(0.22)
Net realized and unrealized gain (loss)	5.17		1.51		(8.51)		8.15		1.71

Total income (loss) from investment operations	5.00		1.34		(8.76)		7.98		1.49

Less distributions from net realized gain	—		(1.33)		(2.67)		—		—

Net asset value, end of period	$26.34		$21.34		$21.33		$32.76		$24.78

Total Return(2)	23.43%		10.12%		(29.08)%		32.24%		6.40%
Ratios to Average Net Assets(3):
Total expenses	1.79	%(4)	1.92	%(4)	1.75	%(4)	1.77	%(4)	1.80%
Net investment loss	(0.73)	%(4)	(1.09	)%(4)	(0.93	)%(4)	(0.61	)%(4)	(0.88)%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$16,315		$21,541		$33,659		$126,446		$135,254
Portfolio turnover rate	46%		27%		59%		72%		59%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment loss and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund
Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2010		2009		2008		2007		2006
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$21.43		$21.41		$32.88		$24.87		$23.37

Income (loss) from investment operations:
Net investment loss(1)	(0.17)		(0.17)		(0.25)		(0.17)		(0.22)
Net realized and unrealized gain (loss)	5.20		1.52		(8.55)		8.18		1.72

Total income (loss) from investment operations	5.03		1.35		(8.80)		8.01		1.50

Less distributions from net realized gain	—		(1.33)		(2.67)		—		—

Net asset value, end of period	$26.46		$21.43		$21.41		$32.88		$24.87

Total Return(2)	23.47%		10.12%		(29.08)%		32.21%		6.42%
Ratios to Average Net Assets(3):
Total expenses	1.79	%(4)	1.92	%(4)	1.72	%(4)	1.77	%(4)	1.80%
Net investment loss	(0.73)	%(4)	(1.09	)%(4)	(0.90	)%(4)	(0.61	)%(4)	(0.88)%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$18,090		$15,339		$17,085		$29,267		$26,462
Portfolio turnover rate	46%		27%		59%		72%		59%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment loss and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund
Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2010	2009		2008		2007		2006
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$25.13	$24.53		$36.94		$27.66		$25.75

Income (loss) from investment operations:
Net investment income (loss)(1)	0.07	0.00	(2)	0.03		0.12		(0.01)
Net realized and unrealized gain (loss)	6.12	1.93		(9.77)		9.16		1.92

Total income (loss) from investment operations	6.19	1.93		(9.74)		9.28		1.91

Less distributions from net realized gain	—	(1.33)		(2.67)		—		—

Net asset value, end of period	$31.32	$25.13		$24.53		$36.94		$27.66

Total Return(3)	24.63%	11.27%		(28.39)%		33.55%		7.42%
Ratios to Average Net Assets(4):
Total expenses	0.79%(5)	0.92	%(5)	0.75	%(5)	0.77	%(5)	0.80%
Net investment income (loss)	0.27%(5)	(0.09	)%(5)	0.07	%(5)	0.39	%(5)	0.12%
Rebate from Morgan Stanley affiliate	0.00%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	—
Supplemental Data:
Net assets, end of period, in thousands	$2,589	$1,795		$10,158		$23,024		$21,702
Portfolio turnover rate	46%	27%		59%		72%		59%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income (loss) and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(6)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Mid Cap Growth Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Mid Cap Growth Fund (the “Fund”), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mid Cap Growth Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 24, 2010

Morgan Stanley Mid Cap Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Mid Cap Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Mid Cap Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit The Use Of Certain Personal Information About You By Our Affiliated Companies For Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us An Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in

Morgan Stanley Mid Cap Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.
7. What If An Affiliated Company Becomes A Non-Affiliated Third Party?
If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Special Notice To Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Morgan Stanley Mid Cap Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice To Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Mid Cap Growth Fund
Trustee and Officer Information (unaudited)

Independent Trustees:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Served as Chief of Naval Personnel (July 1994-September 1996) Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.	98	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Morgan Stanley Mid Cap Growth Fund
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	100	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.

Morgan Stanley Mid Cap Growth Fund
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Mid Cap Growth Fund
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	100	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Morgan Stanley Mid Cap Growth Fund
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	101	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by	Other Directorships
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Held by Interested
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Trustee***

James F. Higgins (62) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	99	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).
***	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Mid Cap Growth Fund
Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Sara Furber (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Finds in the Fund Complex; Managing Director and Director of the Investment Adviser and various entities affiliated with the Investment Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch’s Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Investment Adviser and Morgan Stanley Investment Management Inc. (since April 2007).

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997); Formerly, Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser.

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and the Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Sara Furber
President and Principal Executive Officer

Mary Ann Piccotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Mid Cap Growth Fund

Annual Report

September 30, 2010

DGRANN
IU10-03494P-Y09/10

Item 2. Code of Ethics.
(a) The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.
(b) No information need be disclosed pursuant to this paragraph.
(c) Not applicable.
(d) Not applicable.
(e) Not applicable.
(f)
(1) The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.
(2) Not applicable.
(3) Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

2

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2010

	Registrant			Covered Entities(1)
Audit Fees		$42,400			N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$6,909,000	(2)
Tax Fees		$6,352	(3)		$1,013,000	(4)
All Other Fees	$			$
Total Non-Audit Fees	$				$7,922,000

Total		$6,352			$7,922,000
2009

	Registrant			Covered Entities(1)
Audit Fees		$42,400		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$6,338	(3)	$881,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$6,338		$7,299,000

Total		$48,738		$7,299,000
N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

3

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

4

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

5

not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

6

rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

7

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a)	The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6. Schedule of Investments
(a) Refer to Item 1.
(b) Not applicable.

8

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Applicable only to reports filed by closed-end funds.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable only to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

9

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Mid-Cap Growth Fund

/s/ Sara Furber Sara Furber
Principal Executive Officer
November 16, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber Sara Furber
Principal Executive Officer
November 16, 2010

/s/ Francis Smith Francis Smith
Principal Financial Officer
November 16, 2010

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